Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-D

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                                       05/15/01


        Blended Coupon                               5.6674%



        Excess Protection Level
          3 Month Average   4.96%
          January, 1997   3.86%
          December, 1996   5.54%
          November, 1996   5.47%


        Cash Yield                                  17.09%


        Investor Charge Offs                         4.81%


        Base Rate                                    8.42%


        Over 35 Day Delinquency                      4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,245,155,116.27